                                                                   EXHIBIT 10.12

                       FOURTH LOAN MODIFICATION AGREEMENT

      THIS FOURTH LOAN MODIFICATION AGREEMENT (this "AGREEMENT") is made and entered into as of May 7, 2001, by and between SUNRISE ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership ("BORROWER") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER").

                                    RECITALS:

      A. Borrower executed and delivered to Lender that certain $95,000,000 Promissory Note dated as of June 8, 1994 (the "ORIGINAL NOTE"), for a loan by Lender to Borrower in the amount of up to $95,000,000 (the "LOAN"), as evidenced and secured by (i) the mortgages and deeds of trust all executed by Borrower and dated June 8, 1994 listed on Schedule 1 attached hereto (individually, a "MORTGAGE" and, collectively, the "MORTGAGES"), encumbering the real property and improvements described on Exhibit A attached hereto, (ii) the Assignment of Intangible Property, Contracts and Ancillary Documents dated June 8, 1994 executed by Borrower (the "Assignment"), (iii) the Indemnity Agreement (the "INDEMNITY AGREEMENT") and Hazardous Substances Indemnity (the "HAZARDOUS SUBSTANCES INDEMNITY") both dated June 8, 1994, and executed by Paul J. Klaassen and Teresa M. Klaassen, and (iv) such other documents and instruments as were executed from time to time in connection with the Loan (the Note, the Mortgages, the Assignment, the Indemnity Agreement, the Hazardous Substances Agreement and such other documents and instruments, including this Agreement, as amended from time to time, being collectively referred to herein as the "LOAN DOCUMENTS");

      B.    The Loan Documents were amended under that First Loan
Modification Agreement (the "FIRST AMENDMENT") dated as of February 15, 1996, executed by Borrower and Lender, pursuant to which Sunrise Assisted Living Management, Inc., a Virginia corporation f/k/a Sunrise Terrace, Inc. ("SALMI") executed and delivered to Lender a Guaranty (the "SALMI GUARANTY") dated as of February 15, 1996;

      C. The Loan Documents were further amended pursuant to the terms of the Second Loan Modification Agreement (the "SECOND AMENDMENT") dated as of May 1, 1996, executed by Borrower and Lender;

      D. The Original Note was amended and restated through Borrower's execution and delivery to Lender of that Amended and Restated Promissory Note dated June 6, 1996, in favor of Lender in the principal face amount of $87,000,000 (the "FIRST AMENDED NOTE"), further modifying the terms of the Original Note;

      E. Lender assigned and transferred the First Amended Note and the Loan Documents to Watch Funding, Inc., a Delaware corporation ("WATCH FUNDING") by Assignment of Mortgage and Other Recorded Documents dated December 12, 1996, and recorded at Official Record Book 9689, Page 1230, et seq., of the records of the Clerk of the Circuit Court of Palm Beach County, Florida, by Assignment of Deed of Trust and other Recorded Documents dated December 12, 1996 and recorded at Book 2272, Page 327, et seq., of the Records of Frederick County, Maryland, at Book 2820, Page 657, et seq., of the Records of Arlington County,

Virginia, at Book 9942, Page 1, et seq., of the Records of Fairfax County, Virginia, at Book 773, Page 1259, et seq., of the Records of Fauquier County, Virginia, at Book 1487, Page 2492, et seq., of the Records of Loudoun County, Virginia, and by Assignment of Mortgage and Other Recorded Documents recorded as Document No. 970311123 of the Records of King County, Washington;

      F. Watch Funding assigned and transferred the First Amended Note and the Loan Documents to Great Oak, LLC, a Delaware limited liability company ("GREAT OAK") by Assignment of Mortgage and Other Recorded Documents dated December 12, 1996 and recorded at Official Record Book 9689, Page 1250, et seq., of the Records of the Clerk of the Circuit Court of Palm Beach County, Florida, by Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996 and recorded at Book 2272, Page 338, et seq., of the Records of Frederick County, Maryland, at Book 2820, Page 667, et seq., of the Records of Arlington County, Virginia, at Book 9942, Page 10, et seq., of the Records of Fairfax County, Virginia, at Book 773, Page 1268, et seq., of the Records of Fauquier County, Virginia, at Book 1487, Page 2501, et seq., of the Records of Loudoun County, Virginia, and by Assignment of Mortgage and Other Recorded Documents recorded as Document No. 970311124 of the Records of King County, Washington;

      G. The Loan Documents were further amended under that Third Loan Modification Agreement (the "THIRD AMENDMENT") dated as of March 4, 1997, executed by Borrower and Great Oak, modifying the First Amended Note to reduce the Class B Contract Index Rate on the Class B Indebtedness and in other respects;

      H. Great Oak assigned and transferred the First Amended Note and the Loan Documents to Lender by Assignment of Liens and Documents dated of even date herewith for recording in the Real Property Records of Arlington County, Virginia, Fairfax County, Virginia, Fauquier County, Virginia, Loudoun County, Virginia, Frederick County, Maryland, Palm Beach County, Florida, and King County, Washington; and

      I. Borrower has requested that Lender further renew, extend, and modify the terms of the Loan, as reflected in the First Amended Note and the other Loan Documents and Lender has agreed to such renewal, extension and modification on the terms and conditions contained herein.

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender agree as follows:

      1. RECITALS. The foregoing recitals are hereby incorporated by reference herein.

      2. CLOSING. Borrower agrees to make the payments described below (collectively, the "PAYMENTS") and provide to Lender the items described below (collectively, the "CLOSING DELIVERIES", and all of such transactions being referred to as the "CLOSING"):

            (a) DEBT REDUCTION. Borrower shall pay to Lender, in immediately available funds, an amount sufficient to reduce the sum of the principal indebtedness of the First Amended Note to $80,000,000.

            (b) COMMITMENT FEE. Borrower shall pay to Lender a fee (the "COMMITMENT FEE") in the amount of $800,000.

            (c) SECOND AMENDED NOTE. Borrower shall execute and deliver to Lender that Second Amended and Restated Promissory Note, in the form attached hereto as Exhibit B, evidencing the Loan (the "SECOND AMENDED NOTE"), which shall include the modifications described in Section 3 below.

            (d) AGREEMENT FOR PURCHASE AND MODIFICATION. Borrower shall satisfy all conditions for this Agreement as set forth in the Agreement for Purchase and Modification of Loan between Borrower and Lender of even date herewith (the "APM").

            (e) AUTHORITY. Borrower shall provide to Lender evidence satisfactory to Lender of Borrower's authority to execute and deliver this Agreement, including an opinion of Borrower's in-house counsel.

            (f) INTEREST. Borrower shall pay to Lender all accrued and unpaid Base Interest.

            (g) COSTS AND EXPENSES. Borrower shall pay all costs and expenses incurred by Lender in connection with this Agreement and the transactions to be consummated pursuant to this Agreement, including attorney's fees and expenses.

      3. MODIFICATIONS. The First Amended Note shall be amended and restated in its entirety by the Second Amended Note, which shall contain the following modifications to the terms of the Loan:

            (a) INDEBTEDNESS. The outstanding balances of the Class A Indebtedness and the Class B Indebtedness shall be combined and thereafter referred to as the "Indebtedness."

            (b) PREPAYMENT. Restrictions on prepayment of the Indebtedness shall be modified so as to permit prepayment of the Indebtedness in whole or in part upon thirty days prior written notice to Lender and payment of the applicable prepayment premium and Make Whole Breakage Amount (as defined in the Second Amended Note).

            (c) INTEREST RATE. The Contract Interest Rate shall be modified to be eight and two-tenths percent (8.20%) per annum, payable monthly on an actual 365-day basis.

            (d) MATURITY DATE. The Maturity Date shall be extended to May 31, 2004.

            (e) CASH FLOW INTEREST TERMINATION. The Cash Flow Interest Payments requirement shall be terminated.

            (f) PARTIAL RELEASES. Partial Releases shall be permitted in connection with third party sales for specified payments in reduction of principal as specified in the APM.

            (g) MANDATORY PREPAYMENT. The Loan shall be subject to mandatory prepayment upon at least ninety (90) days prior written notice to Borrower if the outstanding Indebtedness is reduced to or below $25,000,000 or if five or fewer Properties remain encumbered under the Loan Documents.

            (h) EXTENSION. Borrower shall have the option to extend the Maturity Date for up to two additional one-year periods on satisfaction of certain conditions as specified in the APM.

      4. TERMS. All initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the First Amended Note and the Second Amended Note.

      5. CONFLICT. In the event of any conflict or inconsistency between the terms of the Second Amended Note and any of the other Loan Documents or this Agreement, the terms of the Second Amended Note shall govern and control. Except as expressly modified or replaced pursuant to the terms of or as contemplated by this Agreement, the Loan Documents are in full force and effect and are hereby ratified and confirmed by Borrower and Lender.

      6. LIENS. In conjunction with the renewal, extension and modification of the First Amended Note, the Mortgages, and the other Loan Documents, Borrower hereby agrees that such renewal, extension and modification shall in no manner affect or impair the First Amended Note or the liens, assignments and security interests under the Mortgages and the other Loan Documents, and that said liens, assignments and security interests shall not in any manner be waived, the purpose of this Agreement being simply to renew, extend and modify the First Amended Note, the Mortgages, and the other Loan Documents.

      7. FULL FORCE AND EFFECT. The validity and priority of the liens, security interests and assignments provided for by the Mortgages and the other Loan Documents which secure the Loan shall not be extinguished, impaired, reduced, released, or adversely affected by the terms of this Agreement.

      8. NO DEFENSES. Borrower covenants and warrants that none of the Loan Documents is in default and that there are no defenses, counterclaims or offsets to any of the Loan Documents claimed by or known to Borrower at this date and that said Loan Documents, as extended, modified and amended hereby, are in full force and effect, and enforceable in accordance with their respective terms.

      9. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower, and their respective heirs, legal representatives, successors and assigns, subject to all limitations set forth in the Loan Documents. This Agreement is not intended to benefit any party other than Borrower, Lender, and the successors and assigns of the Lender, and is specifically not intended to be for the benefit of any party other than those which are a party to this Agreement.


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
      10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

      11. GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the Commonwealth of Virginia applicable to contracts made to be performed in that State without regard to principles of conflicts of law.

      12. LIMITATION ON LIABILITY. Borrower's (and its partners') liability hereunder is limited as set forth in Section 17 of the Second Amended Note and
Section 17 of the Second Amended Note is hereby incorporated by reference as if fully set forth herein.

      IN WITNESS WHEREOF, the parties hereto have executed this document as of the day and year first above written.

                                    BORROWER:

                                    SUNRISE ASSISTED LIVING LIMITED
                                    PARTNERSHIP

                                    By: SUNRISE ASSISTED LIVING INVEST-
                                        MENTS, INC., a Virginia corporation, its
                                        general partner


                                        By:/s/ James S. Pope
                                           -------------------------------------
                                               James S. Pope, Vice President

                                    LENDER:

                                    GENERAL ELECTRIC CAPITAL CORPORA-
                                    TION, a New York corporation


                                    By: /s/ Laura D. Owen
                                        ----------------------------------------
                                            Laura D. Owen, Investment Manager


Prepared by and after
recording return to:

Vinson & Elkins L.L.P.
2001 Ross Avenue, Suite 3700
Dallas, Texas 75201
Attention:  Michael R. Boulden


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
COMMONWEALTH OF VIRGINIA )
                         )  SS:
COUNTY OF FAIRFAX        )

      Before me, a Notary Public, in and for said County, in the Commonwealth aforesaid, personally appeared JAMES S. POPE, Vice President of SUNRISE ASSISTED LIVING INVESTMENTS, INC., a Virginia corporation, the general partner of SUNRISE ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership, and acknowledged the execution of the foregoing instrument on behalf of the corporation, as such general partner.

      WITNESS my hand and Notarial Seal this       day of May, 2001.
                                             -----


                                    --------------------------------
                                    Signature


                                    --------------------------------
                                    Printed Name

My Commission Expires:


--------------------

STATE OF TEXAS    )
                  )  SS:
COUNTY OF DALLAS  )

      Before me, a Notary Public, in and for said County and State, DO HEREBY CERTIFY, that LAURA D. OWEN, personally known to me to be an Investment Manager of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, appeared before me this day in person and acknowledged that she signed and delivered the said instrument as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

      WITNESS my hand and Notarial Seal this       day of May, 2001.
                                             -----


                                    --------------------------------
                                    Signature


                                    --------------------------------
                                    Printed Name


My Commission Expires:


--------------------


                                       9
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                                    EXHIBIT A

                               LEGAL DESCRIPTIONS



                               Follows this page.

                                   SCHEDULE 1

                                 LOAN DOCUMENTS

PALM BEACH COUNTY, FLORIDA (BOCA RATON)

      1. First Mortgage and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement dated as of June 8, 1994 made by Borrower in favor of Purchaser and recorded on June 9, 1994 as Document No. 94-202483 (Book 8299 Page 899).

      2. First Amendment to First Mortgage and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement, dated as of June 6, 1996, made by Borrower, as Mortgagor, in favor of Purchaser, as Mortgagee, recorded on June 28, 1996, in Palm Beach County, Florida as Document No. 96-226565, Official Record Book, Page 1675.

      3. First Loan Modification Agreement, made and entered into as of February 15, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in Palm Beach County, Florida as Document No. 96-226565, Official Record Book 9330, Page 1683.

      4. Second Loan Modification Agreement, made and entered into as of May 1, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in Palm Beach County, Florida as Document No. 96-226565, Official Record Book 9330, Page 1722.

      5. Assignment of Mortgage and Other Recorded Documents dated as of December 12, 1996, executed by PURCHASER, as Assignor, in favor of Watch Funding, as Assignee, and recorded with the Clerk of the Circuit Court of Palm Beach County on March 10, 1997 as Document No. 97-084026, OR Book 9689, Page 1230.

      6. Assignment of Mortgage and Other Recorded Documents dated as of December 12, 1996, executed by Watch Funding, as Assignor, in favor of Seller, as Assignee, and recorded with the Clerk of the Circuit Court of Palm Beach County on March 10, 1997 as Document No. 97-084027, OR Book 9689, Page 1240.

      7. Limited Power of Attorney dated January 1, 1997, executed by Seller, appointing GECRG as attorney-in-fact and recorded with the Clerk of the Circuit Court of Palm Beach County on March 10, 1997 as Document No. 97-084028, OR Book 9689, Page 1250.

      8. Third Loan Modification Agreement dated March 4, 1997 by and between Borrower and Seller, and recorded with the Clerk of the Circuit Court of Palm Beach County on March 10, 1997 as Document No. 97-084029, or Book 9689, Page 1254.

FREDERICK COUNTY, MARYLAND (FREDERICK)

      9. First Deed of Trust and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement dated as of June 8, 1994 made by Borrower in favor of Fred L. Levy and Felicia L. Silver, as Trustee, for the benefit of Purchaser and recorded on June 9, 1994 in Book 2020, Page 0367.


                                     S1 - 1

      10. First Amendment to First Deed of Trust and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement, dated as of June 6, 1996, made by Borrower, as Grantor, in favor of Fred L. Levy and Felicia L. Silber, collectively as Trustee, for the benefit of Purchaser, as Beneficiary, recorded on June 28, 1996, in Frederick County, Maryland, Liber 2201, Folio 1143.

      11. First Loan Modification Agreement, made and entered into as of February 15, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in Frederick County, Maryland, Liber 2201, Folio 1150.

      12. Second Loan Modification Agreement, made and entered into as of May 1, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in Frederick County, Maryland, Liber 2201, Folio 1189.

      13. Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996, executed by Purchaser, as Assignor, in favor of Watch Funding, as Assignee, and recorded with the Circuit Court Clerk of Frederick County on March 7, 1997 in Book 2272, Page 327.

      14. Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996, executed by Watch Funding, in favor of Seller, as Assignee, and recorded with the Circuit Court Clerk of Frederick County on March 7, 1997 in Book 2272, Page 338.

      15. Limited Power of Attorney dated January 1, 1997, executed by Seller, appointing GECRG as attorney-in-fact, and recorded with the Circuit Court Clerk of Frederick County on March 7, 1997 in Book 2272, Page 352.

      16. Third Loan Modification Agreement dated March 4, 1997 by and between Borrower and Seller, and recorded with the Circuit Court Clerk of Frederick County on March 7, 1997 in Book 2272, Page 356.

ARLINGTON COUNTY, VIRGINIA (ARLINGTON, BLUEMONT PARK AND FALLS CHURCH)

      17. Credit Line Deed of Trust and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement dated as of June 8, 1994 made by Borrower in favor of Fred L. Levy and Felicia L. Silver, as Trustee, for the benefit of Purchaser and recorded with the Clerk of the Circuit Court of Arlington County on June 9, 1994 in Book 2681, Page 1315.

      18. First Amendment to Credit Line Deed of Trust and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement, dated as of June 6, 1996, made by Borrower, as Grantor, in favor of Fred L. Levy and Felicia L. Silber, collectively as Trustee, for the benefit of Purchaser, as Beneficiary, recorded on June 28, 1996, in Arlington County, Virginia as Document No. 96180275, Book 2783, Page 962.

      19. First Loan Modification Agreement, made and entered into as of February 15, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in Arlington County, Virginia as Document No. 96180275, Book 2783, Page 971.


                                     S1 - 2

      20. Second Loan Modification Agreement, made and entered into as of May 1, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in Arlington County, Virginia, as Document No. 96180275 Book 2783, Page 1015.

      21. Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996, executed by Purchaser, as Assignor, in favor of Watch Funding, as Assignee, and recorded with the Clerk of the Circuit Court of Arlington County on March 7, 1997 as Document No. 97066074 in Book 2820, Page 0657.

      22. Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996, executed by Watch Funding, as Assignor, in favor of Seller, as Assignee, and recorded with the Clerk of the Circuit Court of Arlington County on March 7, 1997 as Document No. 97066075 in Book 2820, Page 0667.

      23. Limited Power of Attorney dated March 4, 1997 by and between Borrower and Seller, and recorded with the Clerk of the Circuit Court of Frederick County on March 7, 1997 in Book 2820, Page 0678.

      24. Third Loan Modification Agreement dated March 4, 1997 by and between Borrower and Seller, and recorded with the Clerk of the Circuit Court of Arlington County on March 7, 1997 as Document No. 97066077 in Book 2820, Page 0683.

FAIRFAX COUNTY, VIRGINIA (GUNSTON, OAKTON AND FAIRFAX)

      25. Credit Line Deed of Trust and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement dated as of June 8, 1994 made by Borrower in favor of Fred L. Levy and Felicia L. Silver, as Trustee, for the benefit of Purchaser and recorded with the Circuit Court of Fairfax County on June 9, 1994 as Document No. 94-150855.

      26. First Amendment to Credit Line Deed of Trust and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement, dated as of June 6, 1996, made by Borrower, as Grantor, in favor of Fred L. Levy and Felicia L. Silber, collectively as Trustee, for the benefit of Purchaser, as Beneficiary, recorded on June 28, 1996, in Fairfax County, Virginia as Document No. 96-090400, Book 9744, Page 0573.

      27. First Loan Modification Agreement, made and entered into as of February 15, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in Fairfax County, Virginia as Document No. 96-090400, Book 9744, Page 0580.

      28. Second Loan Modification Agreement, made and entered into as of May 1, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in Fairfax County, Virginia, as Document No. 96-090400, Book 9744, Page 0619.

      29. Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996, executed by Purchaser, as Assignor, in favor of Watch Funding, as Assignee, and recorded with the Circuit Court of Fairfax County on March 7, 1997 as Document No. 97-028499 in Book 9942, Page 0001.


                                     S1 - 3

      30. Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996, executed by Watch Funding, as Assignor, in favor of Seller, as Assignee, and recorded with the Circuit Court of Fairfax County on March 7, 1997 as Document No. 97-028500 in Book 9942, Page 0010.

      31. Limited Power of Attorney dated January 1, 1997, executed by Seller, appointing GECRG as attorney-in-fact and recorded with the Circuit Court of Fairfax County on March 7, 1997 as Document No. 97-028501, Book 9942, Page 0019.

      32. Third Loan Modification Agreement dated March 4, 1997 by and between Borrower and Seller, and recorded with the Circuit Court of Fairfax County on March 7, 1997 as Document No. 97-028502, Book 9942, Page 0023.

FAUQUIER COUNTY, VIRGINIA (WARRENTON)

      33. Credit Line Deed of Trust and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement dated as of June 8, 1994 made by Borrower in favor of Fred L. Levy and Felicia L. Silver, as Trustee, for the benefit of Purchaser and recorded with the Fauquier Circuit Court Clerk on June 9, 1994 in Deed Book 722, Page 329.

      34. First Amendment to Credit Line Deed of Trust and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement, dated as of June 6, 1996, made by Borrower, as Grantor, in favor of Fred L. Levy and Felicia L. Silber, collectively as Trustee, for the benefit of Purchaser, as Beneficiary, recorded on June 28, 1996, in Fauquier County, Virginia as Document No. 96-05167, Book 0759, Page 0284.

      35. First Loan Modification Agreement, made and entered into as of February 15, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in Fauquier County, Virginia as Document No. 96-05167, Book 0759, Page 0291.

      36. Second Loan Modification Agreement, made and entered into as of May 1, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in Fauquier County, Virginia, as Document No. 96-05167, Book 0759, Page 0330.

      37. Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996, executed by Purchaser, as Assignor, in favor of Watch Funding, as Assignee, and recorded with the Fauquier Circuit Court Clerk on March 7, 1997 as Document No. 9701901, Book 0773, Page 1259.

      38. Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996, executed by Watch Funding, as Assignor, in favor of Seller, as Assignee, and recorded with the Fauquier Circuit Court Clerk on March 7, 1997 as Document No. 9701902, Book 0773, Page 1268.

      39. Limited Power of Attorney dated January 1, 1997, executed by Seller appointing GECRG as attorney-in-fact, and recorded with the Fauquier Circuit Court Clerk on March 7, 1997 as Document No. 9701903, Book 0773, Page 1277.


                                     S1 - 4

      40. Third Loan Modification Agreement dated March 4, 1997 by and between Borrower and Seller, and recorded with the Fauquier Circuit Court Clerk on March 7, 1997 as Document No. 9701904, Book 0773, Page 1281.

LOUDOUN COUNTY, VIRGINIA (COUNTRYSIDE AND LEESBURG)

      41. Credit Line Deed of Trust and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement dated as of June 8, 1994 made by Borrower in favor of Fred L. Levy and Felicia L. Silver, as Trustee, for the benefit of Purchaser and recorded with the Loudoun Circuit Court Clerk on June 9, 1994 in Book 1313, Page 0350.

      42. First Amendment to Credit Line Deed of Trust and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement, dated as of June 6, 1996, made by Borrower, as Grantor, in favor of Fred L. Levy and Felicia L. Silber, collectively as Trustee, for the benefit of Purchaser, as Beneficiary, recorded on June 28, 1996, in Loudoun County, Virginia as Document No. 96-0017769, Book 1440, Page 1282.

      43. First Loan Modification Agreement, made and entered into as of February 15, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in Loudoun County, Virginia as Document No. 96-0017769, Book 1440, Page 1289.

      44. Second Loan Modification Agreement, made and entered into as of May 1, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in Loudoun County, Virginia, as Document No. 96-0017769, Book 1440, Page 1328.

      45. Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996, executed by Purchaser, as Assignor, in favor of Watch Funding, as Assignee, and recorded with the Loudoun Circuit Court Clerk on March 7, 1997 as Document No. 06476 in Book 1487, Page 2492.

      46. Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996, executed by Watch Funding, as Assignor, in favor of Seller, as Assignee, and recorded with the Loudoun Circuit Court Clerk on March 7, 1997 as Document No. 06477 in Book 1487, Page 2501.

      47. Limited Power of Attorney dated January 1, 1997, executed by Seller, appointing GECRG as attorney-in-fact, and recorded with the Loudoun Circuit Court Clerk on March 7, 1997 as Document No. 06478 in Book 1487, Page 2510.

      48. Third Loan Modification Agreement dated March 4, 1997 by and between Borrower, and Seller, and recorded with the Loudoun Circuit Court Clerk on March 7, 1997 in Book 1487, Page 2514.

KING COUNTY, WASHINGTON (MERCER ISLAND)

      49. First Deed of Trust and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement dated as of June 8, 1994 made by Borrower in favor of


                                     S1 - 5

Transamerica Title Insurance Company, as Trustee, for the benefit of Purchaser and recorded on June 9, 1994 as Document No. 94-06091286.

      50. First Amendment to First Deed of Trust and Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement, dated as June 6, 1996, made by Borrower, as Grantor, in favor of Transamerica Title Insurance Company, as Trustee, for the benefit of Purchaser, as Beneficiary, recorded on June 28, 1996, in King County, Washington as Document No. 960628-2084.

      51. First Loan Modification Agreement, made and entered into as of February 15, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in King County, Washington as Document No. 960628-2084.

      52. Second Loan Modification Agreement, made and entered into as of May 1, 1996, by and between Purchaser and Borrower, recorded on June 28, 1996, in King County, Washington as Document No. 960628-2084.

      53. Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996, executed by Purchaser, as Assignor, in favor of Watch Funding, as Assignee, and recorded on March 7, 1997 in King County, Washington.

      54. Assignment of Deed of Trust and Other Recorded Documents dated December 12, 1996, executed by Watch Funding, as Assignor, in favor of Seller, as Assignee, and recorded on March 7, 1997 in King County, Washington as Document No. 970311-1124.

      55. Third Loan Modification Agreement dated March 4, 1997 by and between Borrower, and Seller, and recorded on March 7, 1997 in King County, Washington as Document No. 970311-1126.


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                                    EXHIBIT B

               FORM OF SECOND AMENDED AND RESTATED PROMISSORY NOTE



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